UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 6, 2007

                           China Pharma Holdings, Inc
                         ------------------------------

             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        000-29532                                         73-1564807
(Commission File Number)                    (IRS Employer Identification Number)

                         2nd Floor, No. 17, Jinpan Road
                         Haikou, Hainan Province, China
                    (Address of Principal Executive Offices)

                                 86-898-66811730
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement c ommunications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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This  Form 8-K and  other  reports  filed by China  Pharma  Holdings  Inc.  (the
"Company") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management as well as estimates and assumptions made by the Company's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Company's or the Company's management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01 Entry into a Material Definitive Agreement


On February 1, 2007, China Pharma Holdings Inc., a Delaware corporation completed an offering pursuant to a Subscription and Registration Rights
Agreement (the "Agreement") with 17 subscribers (the "Subscribers") in connection with a private placement of 2,505,882 shares of the Company's common stock at $1.7 per share (the "Shares"). Pursuant to the Agreement, the Subscribers also received three-year warrants to purchase an aggregate of 1,252,941 shares of Company's common stock at $2.38 per share (the "Warrants"). Pursuant to the transaction on February 1, 2007, we received the subscription proceeds in the aggregate amount of $4,259,899.90. The net proceeds, after deduction of related expenses, amounted to $3,814,642.34.

Under the Agreement, we shall prepare and file a registration statement on Form SB2 or such other document with the Securities Exchange Commission (the "SEC") to permit the registered resale of the Shares and the shares of the Company's common stock issuable upon the exercise of the Warrants pursuant to the Agreement. A copy of the Agreement is attached hereto as Exhibit 10.1. A copy of Form of Warrant attached hereto as Exhibit 10.2.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Subscription and Registration Rights Agreement attached hereto as and the Form of Warrant.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth above in "Item 1.01- Entry into Material Definitive Agreement" is incorporated herein by this reference.


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The  Subscriber's  Shares  described in Item 1.01 were made in reliance upon the exemption from registration under the Securities Act 1933 (the "Act") provided by Section 4(2) thereof and Rule 506 thereunder and exemptions from registration under applicable state securities laws. Each of the Subscribers is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Act.

Item 7.01 Regulation FD Disclosure

The Company intends to issue a press release regarding the closing of the sale of the Shares described in Item 1.01 herein substantially in the form of a press release filed as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

The following exhibits are furnished in accordance with Item 601 of Regulation S-B:


EXHIBIT NO.    DESCRIPTION
10.1           Subscription  and  Registration  Rights  Agreement by and between
               China Pharma Holdings, Inc. and the Subscribers.

10.2 Form of Warrant by and between China Pharma Holdings, Inc. and the Subscribers.

99.1           Press release dated February 6, 2007.












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                                    Signature



Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

China Pharma Holdings, Inc.
Date: February 6, 2007

   /s/ Zhilin Li
-------------------
     Zhilin Li
 President and CEO















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